UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 21, 2020
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida	001-35887	26-2792552
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1775 West Oak Commons Ct., NE, Marietta GA 30062
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 651-9100
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Committee Assignments
On July 2, 2020, MiMedx Group, Inc. (the “Company”) announced that Martin P. Sutter and William A. Hawkins, III, had been appointed to the Board of Directors of the Company (the “Board”) effective as of July 2, 2020. The Item 5.02 disclosure included in Item 9B of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019 is hereby incorporated herein by reference.
On July 21, 2020, the Board appointed Mr. Sutter to the Nominating and Corporate Governance Committee and to the Compensation Committee, and Mr. Hawkins to the Ethics and Compliance Committee.
The composition of the Board’s standing committees following such appointments is as follows:

Audit	Compensation	Nominating and Corporate Governance	Ethics and Compliance
K. Todd Newton (Chair) James L. Bierman J. Terry Dewberry Charles R. Evans	Richard J. Barry (Chair) James L. Bierman Martin P. Sutter Neil Yeston	Charles R. Evans (Chair) M. Kathleen Behrens J. Terry Dewberry Martin P. Sutter	Neil Yeston (Chair) M. Kathleen Behrens William A. Hawkins K. Todd Newton

(e) Separation Benefits
On July 21, 2020, the Board approved the following separation benefits for Peter M. Carlson, the Company’s Chief Financial Officer, and Scott Turner, the Company's Senior Vice President - Operations, and executive officers. In the case of several executives, these benefits were specified or contemplated in their agreements with the Company at the time of their hire.

Executive	No Cause Separation	Change in Control Separation
Peter M. Carlson, Chief Financial Officer	1.25 x Base & Target Bonus 15 month benefit continuation 18 month non-compete	Double Trigger 1.5 x Base & Target Bonus 18 month benefit continuation 18 month non-compete
Scott Turner, Senior Vice President - Operations	1 x Base & Target Bonus 12 month benefit continuation 12 month non-compete	Double Trigger 1.25 x Base & Target Bonus 15 month benefit continuation 12 month non-compete

No cause separation benefits become payable to an executive upon such executive officer’s involuntary termination by the Company without cause, or upon the termination of employment by the executive for good reason. Change in control benefits become payable to the executive upon the involuntary termination of employment of such executive by the Company without cause, or termination of employment by such executive for good reason, during the twelve months following the date of a change in control. The definitions of “good reason” and “change in control” are to be specified in written agreements between the Company and the executive. No executive would be entitled to any separation benefits unless and until such executive executes a release of claims and adheres to non-competition, non-solicitation, and non-disparagement restrictions.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIMEDX GROUP, INC.

Date: July 21, 2020	By:	/s/ Peter M. Carlson
Peter M. Carlson Chief Financial Officer